                                                                Exhibit 10.15



              AMENDMENT TO EXCLUSIVE DOMESTIC LICENSE AGREEMENT

This Amendment is made and entered into by and between BHPC Marketing, Inc. ("LICENSOR") and I.C. Isaacs Co., L.P. ("LICENSEE") and is dated as of June 3, 1997. This Amendment amends and modifies that certain Exclusive Domestic License Agreement between LICENSOR and LICENSEE dated December 14, 1995.

                                    (I)

The promises, covenants, agreements and declarations made and set forth herein are intended to and shall have the same force and effect as if set forth at length in the body of the Agreement. To the extent that the provisions of this Amendment are inconsistent with the terms and conditions of the AGREEMENT, the terms set forth herein shall control.

                                    (II)

1. Effective as of May 1, 1997, the License Agreement Detail Schedule (Men's) is hereby amended by replacing it with the License Agreement Detail Schedule attached hereto.

2. Paragraph 7(b) of the Agreement is hereby amended by deleting all references to one-year renewal periods and referring in their place to the three-year-renewal terms provided for in the License Agreement Detail Schedule attached hereto.

3.  The Amendment to the Agreement dated April 28, 1997, is no longer in effect.

                                     (III)

LICENSOR and LICENSEE acknowledge and agree that the Agreement, as amended by this Amendment, remains in full force and effect and represents the entire Agreement of the parties with respect to the matters contained herein.

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IN WITNESS WHEREOF, the parties hereto agree that this Amendment shall take effect as of the date and year first written above.

LICENSOR:                                        LICENSEE:

BHPC MARKETING, INC.                             I.C. ISAACS & CO., L.P.

BY: Don Garrison                                 BY: Robert Arnot
   --------------------------                        --------------------------
    Don Garrison                                     Robert Arnot
    Director of Licensing                            Chairman of the Board

DATE: 6/16/97                                    DATE: 6/12/97
      --------------------------                       -------------------------

                                                 BY: Gerald Lear
                                                     --------------------------
                                                     Gerald Lear
                                                     President, C.E.O.

                                                 DATE: 6/12/97
                                                       -------------------------



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                      LICENSE AGREEMENT DETAIL SCHEDULE


1. DEFINITION OF TERRITORY:  The United States, its territories and possessions

2. DEFINITION OF LICENSED PRODUCT (BY CATEGORY):

   Men's denim sportswear, outwear, woven shirts (excluding dress shirts), knit and woven casual pants and shorts, sweaters, basic and fashion fleece tops and bottoms, overalls and shortalls, knit tops (including t-shirts and polo shirts), swimwear, warm-ups.

3. INITIAL TERM:                         FROM             TO
                                         ----             --
   First Contract Year:             January 1, 1996  December 31, 1996
   Second Contract Year:            January 1, 1997  December 31, 1997
   Third Contract Year:             January 1, 1998  December 31, 1998

4. RENEWAL TERM:

   First Renewal Period (if any):   January 1, 1999  December 31, 2001
   Second Renewal Period (if any):  January 1, 2002  December 31, 2004

5. ROYALTY RATE:

   Five percent (5%) of Net Shipments

6. ADVERTISING:

   One percent (1%) of net Sales to be spent in the Territory by LICENSEE.

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7. GUARANTEES:

                         (A)          (B)          (C)          (D)
                         Guaranteed                Guaranteed   Guaranteed
                         Target       Guaranteed   Annual       Monthly
                         Net          Net          Royalty      Royalty
                         Shipments    Shipments    Payments     Payments


                                    (in United States Dollars)
                                   _____________________________

First Contract Year      $6,000,000   $6,000,000   $300,000     $25,000.00
Second Contract Year     $7,000,000   $7,000,000   $350,000     $29,166.66
Third Contract Year      $8,000,000   $8,000,000   $400,000     $33,333.33



* Guaranteed Net Shipments for the First Renewal Period and Second Renewal Period (if any) shall be calculated based on a volume equal to eighty percent (80%) of the immediately preceding Contract Year's actual Net Shipments, but not less than the previous year's Guaranteed Net Shipments. Guaranteed Annual Royalty Payments for the First Renewal Period and Second Renewal Period (if any) shall be calculated based on a volume equal to eighty percent (80%) of the immediately preceding Contract Year's actual Annual Royalty Payment, but not less than the previous year's Guaranteed Annual Royalty Payment.


     INITIALS                                        DATE
     --------                                        ----

     LICENSOR, BHPC: /s/ DG                          6/2/97
                     --------------                  ------
     LICENSEE, I.C.ISAACS: /s/ RJA                   6/3/97
                           ---------------           ------